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Schroder U.S. Equity Fund
--------------------------------------------------------------------------------

Two Portland Square, Portland, Maine 04101

General Information    (207) 879-6200
Account Information    (800) 344-8332
Fund Literature        (800) 290-9826
Fax                    (207) 879-6050

INVESTMENT OBJECTIVE

The primary investment objective of the Fund is to seek growth of capital. It seeks to achieve its objective by investing in common stock and securities convertible into common stock.

INVESTMENT ADVISER

Schroder Capital Management International Inc. (the 'Investment Adviser') is a wholly owned indirect subsidiary of Schroders plc, the London Stock Exchange listed holding company parent of an investment banking and investment management group of companies (the 'Schroder Group') that dates its origins to 1804. The investment management operations of the Schroder Group are located in 20 countries worldwide. At the end of the last calendar quarter, September 30, 1997, the Schroder Group had over $175 billion in assets under management. At that same date, the Investment Adviser, together with its U.K. affiliate, Schroder Capital Management International Ltd., had over $28 billion under management.

                                                               December 19, 1997

Dear Shareholder:

     The Schroder U.S. Equity Fund appreciated 13.41% and 26.49% respectively for the six and twelve month periods ended October 31,1997. These results may be compared with its benchmark, the S&P 500(Registered) Index, which returned 15.16% and 32.10% over the same period. Concerns regarding Asian economic growth and its impact on U.S. corporate profits caused a fall in the U.S. equity market for the last fiscal quarter. The relatively high market capitalization of the Fund's holdings depressed performance as small capitalization stocks significantly outpaced larger company stocks. Indicative of this performance disparity, the small cap Russell 2000(Registered) Index outperformed the S&P 500 Index by over eight and one-half percent during the quarter, and the top fifty stocks by market capitalization in the S&P 500 underperformed the total index by over one percent in August alone. The Dow Jones Industrial Average was also down over nine percent during the three months ending October 31, 1997. Stock selection in the capital goods and healthcare sectors also hurt performance as well as an overweighting in the capital goods and consumer staples sectors.

     While previously it appeared that higher interest rates would ultimately be necessary to reign in U.S. economic growth, a much wider trade deficit with Asia combined with limited pricing power for U.S. companies could well exert a similar effect on U.S. growth and thereby eliminate the need for the Federal Reserve to tighten monetary policy. Higher labor costs and limited pricing power due to weakness in developing market economies may pressure corporate margins. Management expects that 1998 profit growth will significantly lag what was seen this year. Due to concerns regarding 1998 earnings growth, the Fund will continue to emphasize industries where positive business trends may offset the pressures on corporate profitability and focus on companies that we believe have the wherewithal to maintain consistent earnings. As indicated in the semi-annual review, the Fund continues

--------------------------------------------------------------------------------

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Schroder U.S. Equity Fund
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to have no exposure in the telecommunications or utility sectors, where deregulation is spurring large capital commitments in increasingly competitive environments. In the energy sector, emphasis will be on the services companies. This industry is in the middle of a very powerful cyclical and secular up-trend, which may offer good visibility to earnings and drive growth at a pace above the market's.

     Thank you for your continued support and interest in the Schroder U.S. Equity Fund.

                                         Sincerely,




                                         Mark J. Smith
                                         President

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                                       2

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Schroder U.S. Equity Fund
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MANAGEMENT DISCUSSION AND ANALYSIS (As of October 31, 1997)

Q: Earlier in the year, technology was considered a key area of competitive advantage for the U.S. and an important strategic sector for the Fund. Does management still find this is the case or will you reduce your exposure in the technology sector of the market?

A: Management believes that in the foreseeable future technology will be an area of competitive advantage for the U.S. This, in and of itself, does not guarantee superior stock returns for the sector. We have concerns about the sector on both valuation and fundamental grounds as many stocks have risen to unsustainable multiples of earnings. In addition, there are some signs of slightly lower demand for personal computers at a time when prices are falling. Therefore, management's focus is on companies with reasonable valuations and prospects within the control of management. A holding such as Cisco Systems Inc. is attractive because of its industry dominance and ability to gain market share.

Q: Over the past six months, which areas of the market were the best performers? Which areas lagged?

A: The best performing sectors of the market during the last six months, in descending order, were telecommunications, financials, energy, and consumer cyclicals. The worst performing sectors, in ascending order, were consumer staples, basic materials, capital goods, and utilities. The Fund benefitted from an underweight position in basic materials and utilities and an overweight position in financial services. Underweighting in telecommunications and technology hindered the Fund as did overweighting in consumer staples and capital goods.

Q: Looking to the future, what will the investment strategy be for the Fund?

A: The Fund will focus on growth companies in the mid to large capitalization segments of the market. Investments will be made in companies' where we believe earnings growth to be in excess of the market and consensus expectations. It is anticipated that the Fund will address its growth objective, in light of anticipated market trends, by focuing on approximately 60 stocks which meet the criteria discussed above. The Fund will remain diversified. The investment process will be highly systematic and disciplined with a bottom-up selection process that will drive sector exposures.

     The views expressed in this report were those of the Fund's portfolio managers as of October 31, 1997, and may not reflect the views of the portfolio managers on the date this report is first published or any time thereafter. These views are intended to assist shareholders of the Fund in understanding their investment in the Fund and do not constitute investment advice; investors should consult their own investment professionals as to their individual investment programs.

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                                       3

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Schroder U.S. Equity Fund
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     INVESTMENT ADVISER'S REPORT - COMPARISON OF CHANGE IN VALUE OF $10,000
                                   INVESTMENT

The following information compares a change in value of a $10,000 investment in the Fund with the performance of the Standard & Poor's 500 Index (the 'S&P 500'). The S&P 500 is a market weighted index composed of 500 large capitalization companies and reflects the reinvestment of dividends. The index excludes the effect of any expenses, which have been deducted from the Fund's return. Total return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the Fund assumes reinvestment of dividends and distributions. The Schroder U.S. Equity Fund's average annual total return as of the calendar quarter ended September 30, 1997 for the 1, 5 and 10 year periods was 29.85%, 17.00%, and 12.30% respectively. Past performance cannot predict nor guarantee future results.


                      [INSERT GRAPH OF $10,000 INVESTMENT]

Caption:  Average Annual Total Return on 10/31/97

                                1 Year           5 Years       10 Years
                                ------           -------       --------
Schroder U.S. Equity Fund       26.49%           15.79%         14.95%
S&P 500 Index                   32.01%           19.85%         17.14%


             Schroder U.S. Equity Fund    S&P 500 Index
             -------------------------    -------------
10/31/87              10000              $10,000
11/30/87               9123.15            $9,175.9
12/31/87               9719.74            $9,873.9565925
 1/31/88              10133.04           $10,288.9589881
 2/28/88              10133.04           $10,766.4078410
 3/31/88              10407.19           $10,434.2641591
 4/30/88              10564.44           $10,549.6566864
 5/31/88              10521.55           $10,639.6452579
 6/30/88              10836.05           $11,127.5581102
 7/31/88              10711.81           $11,085.1509862
 8/31/88              10338.98           $10,709.3643678
 9/30/88              10673.1            $11,165.1442059
10/31/88              10773.79           $11,475.8255086
11/30/88              10658.71           $11,311.9507203
12/31/88              10888.12           $11,509.1406453
 1/31/89              11521.33           $12,349.5726226
 2/28/89              11274.23           $12,042.5622472
 3/31/89              11351.45           $12,323.1780327
 4/30/89              12061.88           $12,962.3319846
 5/31/89              12648.76           $13,484.8176622
 6/30/89              12417.09           $13,408.9251084
 7/31/89              13315.51           $14,618.5442424
 8/31/89              13596.17           $14,903.3719584
 9/30/89              13549.39           $14,842.6854278
10/31/89              13019.27           $14,498.4835528
11/30/89              13175.19           $14,792.9477537
12/31/89              13546.72           $15,147.6826408
 1/31/90              12487.86           $14,131.2731356
 2/28/90              12807.2            $14,314.6264046
 3/31/90              13210.57           $14,693.6633971
 4/30/90              12941.66           $14,327.6442419

 5/31/90              14084.56           $15,721.5950779
 6/30/90              14067.75           $15,615.6158054
 7/31/90              13830.84           $15,565.7082973
 8/31/90              12935.81           $14,160.4361522
 9/30/90              12175.87           $13,472.2389552
10/31/90              11905.67           $13,415.2918012
11/30/90              12682.5            $14,280.7525212
12/31/90              13004.77           $14,678.3429521
 1/31/91              13449.09           $15,315.9848483
 2/28/91              14559.88           $16,409.9750140
 3/31/91              14935.84           $16,806.9487196
 4/30/91              14918.75           $16,846.4450491
 5/31/91              15448.51           $17,571.1791151
 6/30/91              14816.21           $16,766.7705352
 7/31/91              15640.47           $17,547.6158058
 8/31/91              16500.78           $17,962.1255864
 9/30/91              16191.07           $17,661.4396040
10/31/91              16449.16           $17,897.8909575
11/30/91              15864.15           $17,179.1116566
12/31/91              17982.74           $19,140.4508344
 1/31/92              17597.4            $18,783.7493927
 2/28/92              17909.34           $19,027.3746223
 3/31/92              17579.05           $18,657.7488429
 4/30/92              17817.59           $19,204.8313545
 5/31/92              18019.44           $19,298.7429798
 6/30/92              17230.4            $19,011.7706717
 7/31/92              18187.52           $19,788.2874330
 8/31/92              18095.39           $19,383.6169550
 9/30/92              18850.9            $19,611.4713723
10/31/92              19366.86           $19,678.7975535
11/30/92              20048.66           $20,347.0304820
12/31/92              20721.19           $20,596.6681990
 1/31/93              20802.93           $20,768.7121685
 2/28/93              20516.84           $21,051.6651031
 3/31/93              21477.29           $21,495.8131334
 4/30/93              20843.8            $20,976.2593300
 5/31/93              21559.03           $21,535.7381188
 6/30/93              21252.5            $21,598.6224742
 7/31/93              21027.47           $21,511.7312159
 8/31/93              22114.75           $22,326.2729184
 9/30/93              22504.52           $22,150.0293200
10/31/93              23140.48           $22,607.8482760
11/30/93              22791.73           $22,393.3450116
12/31/93              23311.35           $22,664.1701262
 1/31/94              23550.85           $23,433.9586645
 2/28/94              23444.4            $22,798.4297055
 3/31/94              22113.85           $21,805.7860761
 4/30/94              22566.24           $22,085.6415346
 5/31/94              22566.24           $22,447.1614009
 6/30/94              21821.12           $21,897.4304182
 7/31/94              22246.9            $22,615.9508025
 8/31/94              23125.07           $23,541.5764370
 9/30/94              22459.79           $22,966.9265561
10/31/94              22672.68           $23,481.2019756

11/30/94              21501.79           $22,627.1906597
12/31/94              22096.01           $22,962.1409631
 1/31/95              22209.46           $23,557.1359597
 2/28/95              23173.86           $24,474.3094912
 3/31/95              23599.33           $25,195.3471231
 4/30/95              24053.16           $25,936.7706029
 5/31/95              24790.64           $26,971.3624454
 6/30/95              25272.84           $27,597.3677678
 7/31/95              26662.7            $28,512.0549251
 8/31/95              26407.42           $28,583.4491106
 9/30/95              27116.54           $29,789.0704107
10/31/95              26691.07           $29,682.6936402
11/30/95              27967.47           $30,984.4281698
12/31/95              28288.68           $31,581.2502252
 1/31/96              29040              $32,654.8548266
 2/28/96              29138              $32,958.4470120
 3/31/96              29987.31           $33,275.8368567
 4/30/96              30183.31           $33,765.9233819
 5/31/96              30738.63           $34,635.3621431
 6/30/96              30346.64           $34,767.3575082
 7/31/96              28974.67           $33,232.0310006
 8/31/96              29889.31           $33,934.0244235
 9/30/96              31849.27           $35,842.2703529
10/31/96              31881.93           $36,830.4775888
11/30/96              34821.87           $39,611.9520868
12/31/96              34366.42           $38,827.2393160
 1/31/97              36339.61           $41,251.6121389
 2/28/97              36504.04           $41,575.4372941
 3/31/97              34366.42           $39,870.4286107
 4/30/97              35558.56           $42,248.5800661
 5/31/97              37531.75           $44,819.1104230
 6/30/97              39052.75           $46,825.9757304
 7/31/97              42135.86           $50,550.7479699
 8/31/97              39587.15           $47,720.9170985
 9/30/97              41354.81           $50,332.8737750
10/31/97              40327.1            $48,653.8697716


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                                       4

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Schroder U.S. Equity Fund
--------------------------------------------------------------------------------

          PORTFOLIO CHARACTERISTICS AS OF OCTOBER 31, 1997 (UNAUDITED)

                     TOP TEN HOLDINGS
SECURITY                                   % OF NET ASSETS
----------------------------------------------------------
BankAmerica Corp.                                4.75%
General Electric Co.                             4.10%
U.S. Bancorp                                     4.04%
Cisco Systems Inc.                               3.91%
Rite Aid Corp.                                   3.30%
Unum Corp.                                       3.24%
Wal-Mart Stores Inc.                             3.22%
Travelers Group Inc.                             3.13%
Procter & Gamble Co.                             3.04%
Philip Morris Cos. Inc.                          2.94%
                                           ---------------
Total                                           35.67%
                                           ---------------
                                           ---------------


                  INVESTMENT BY INDUSTRY
INDUSTRY                                   % OF NET ASSETS

----------------------------------------------------------
Financial Services                              20.4%
Consumer Staples                                19.1%
Technology                                      14.6%
Capital Goods/Construction                      14.4%
Consumer Cyclical                               12.0%
Healthcare                                      11.0%
Energy                                           4.6%
Basic Materials                                  1.8%
Transportation                                   0.3%
Cash and Other Net Assets                        1.8%
                                              -------
Total                                          100.0%
                                              -------
                                              -------


--------------------------------------------------------------------------------
                                       5

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Schroder U.S. Equity Fund
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF OCTOBER 31, 1997


          COMMON STOCK - 98.2%
SHARES                                       VALUE US$
-------                                     -----------
          BASIC MATERIALS - 1.8%
  4,500   E.I. du Pont de Nemours & Co.     $   255,935
                                            -----------
          CAPITAL GOODS/
            CONSTRUCTION - 14.4%
 10,000   Allied-Signal Inc.                    360,000
  3,600   American Standard Cos. Inc.(a)        128,700
  2,400   Caterpillar Inc.                      123,000
  8,800   General Electric Co.                  568,150
  3,300   Rockwell International Corp.          161,700
  4,500   Stanley Works                         190,125
  4,300   Sundstrand Corp.                      233,813
  6,200   Tyco International Ltd.               234,050
                                            -----------
                                              1,999,538
                                            -----------
          CONSUMER CYCLICAL - 12.0%
  5,200   Gap Inc.                              276,577
  2,449   Home Depot Inc.                       136,226
  3,600   McDonald's Corp.                      161,325

  2,900   McGraw-Hill Cos. Inc.                 189,588
  7,700   Newell Co.                            295,488
  5,800   Staples Inc.(a)                       152,250
 12,700   Wal-Mart Stores Inc.                  446,088
                                            -----------
                                              1,657,542
                                            -----------
          CONSUMER STAPLES - 19.1%
  5,900   American Stores Co.                   151,556
  2,500   CPC International Inc.                247,500
  6,300   Colgate-Palmolive Co.                 407,925
  6,600   Conagra Inc.                          198,825
  6,800   Kimberly-Clark Corp.                  353,175
 10,300   Philip Morris Cos. Inc.               408,138
  6,200   Procter & Gamble Co.                  421,600
  7,700   Rite Aid Corp.                        457,184
                                            -----------
                                              2,645,903
                                            -----------
          ENERGY - 4.6%
  9,000   Noble Drilling Corp.(a)               320,063
  3,600   Schlumberger Ltd.                     315,000
                                            -----------
                                                635,063
                                            -----------

          FINANCIAL SERVICES - 20.4%
  9,200   BankAmerica Corp.                 $   657,800
  2,500   Citicorp                              312,656
  1,100   FNMA                                   53,281
 12,200   North Fork Bancorporation Inc.        359,138
  6,200   Travelers Group Inc.                  434,000
  5,500   U.S. Bancorp                          559,282
  9,200   Unum Corp.                            448,500
                                            -----------
                                              2,824,657
                                            -----------
          HEALTHCARE - 11.0%
  5,700   Abbott Laboratories                   349,481
  4,800   Amgen Inc.(a)                         236,400
  4,500   Bristol-Myers Squibb Co.              394,875
  5,300   Johnson & Johnson                     304,088
  2,700   Merck & Co. Inc.                      240,975
                                            -----------
                                              1,525,819
                                            -----------
          TECHNOLOGY - 14.6%
  3,800   Automatic Data Processing Inc.        194,275
  6,600   Cisco Systems Inc.(a)                 541,407
  4,500   Diebold Inc.                          198,281
  3,800   Intel Corp.                           292,600
  2,500   Microsoft Corp.(a)                    325,000
  9,000   Sun Microsystems Inc.(a)              308,250
  7,200   Sungard Data Systems Inc.(a)          170,100

                                            -----------
                                              2,029,913
                                            -----------
          TRANSPORTATION - 0.3%
  1,766   Meritor Automotive Inc.(a)             39,404
                                            -----------
          Total Investments - 98.2%
            (cost $9,458,266)                13,613,774
          Other Assets Less
            Liabilities - 1.8%                  247,376
                                            -----------
          Total Net Assets - 100.0%         $13,861,150
                                            -----------
                                            -----------
------------------

(a) Non-income producing security.


    The accompanying notes are an integral part of the financial statements.

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                                       6

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Schroder U.S. Equity Fund
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STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1997

ASSETS:
         Investments (Note 2):
            Investments at cost                                               $ 9,458,266
            Net unrealized appreciation (depreciation)                          4,155,508
                                                                              -----------

                              Total Investments at value                       13,613,774

         Cash and Cash Equivalents (Note 2)                                       293,115
         Interest, dividends and other receivables                                 13,265
                                                                              -----------

                              Total Assets                                     13,920,154
                                                                              -----------
LIABILITIES:
         Payable to investment adviser (Note 3)                                    25,364
         Payable to subadministrator (Note 3)                                       1,222
         Accrued expenses and other liabilities                                    32,418
                                                                              -----------


                              Total Liabilities                                    59,004
                                                                              -----------

                              Net Assets                                      $13,861,150
                                                                              -----------
                                                                              -----------
COMPONENTS OF NET ASSETS:
         Paid-in capital                                                      $ 5,839,530
         Accumulated net realized gain (loss)                                   3,866,112
         Net unrealized appreciation (depreciation) on investments              4,155,508
                                                                              -----------

                              Net Assets                                      $13,861,150
                                                                              -----------
                                                                              -----------
SHARES OF BENEFICIAL INTEREST                                                   1,412,181

NET ASSET VALUE OFFERING AND REDEMPTION PRICE PER SHARE
  (NET ASSETS DIVIDED BY SHARES OF BENEFICIAL INTEREST)                       $      9.82


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                       7

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Schroder U.S. Equity Fund
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

                                                                                          For the Year
                                                                                             Ended
                                                                                        October 31, 1997
                                                                                        ----------------
INVESTMENT INCOME:
         Dividend income                                                                   $  208,569
         Interest income                                                                       14,098
                                                                                        ----------------
                              Total Investment Income                                         222,667
                                                                                        ----------------
EXPENSES:
         Investment advisory (Note 3)                                                         118,887
         Subadministration (Note 3)                                                            15,853
         Transfer agency (Note 3)                                                              28,813
         Custody                                                                                6,650
         Accounting (Note 3)                                                                   36,000

         Legal                                                                                  1,278
         Audit                                                                                 20,755
         Registration                                                                          15,162
         Reporting                                                                             14,931
         Trustees                                                                                 431
         Miscellaneous                                                                          7,246
                                                                                        ----------------
                              Total Expenses                                                  266,006
         Fees waived (Note 5)                                                                 (28,422)
                                                                                        ----------------
                              Net Expenses                                                    237,584
                                                                                        ----------------
NET INVESTMENT INCOME (LOSS)                                                                  (14,917)
                                                                                        ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
         Net realized gain (loss) on investments sold                                       3,881,030
         Net change in unrealized appreciation (depreciation) on investments                  164,449
                                                                                        ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                                      4,045,479
                                                                                        ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                            $4,030,562
                                                                                        ----------------
                                                                                        ----------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                       8

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Schroder U.S. Equity Fund
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   For the Year Ended October 31,
                                                                                ------------------------------------
                                                                                      1997                1996
                                                                                ----------------    ----------------
NET ASSETS, BEGINNING OF PERIOD                                                   $ 17,186,636        $ 19,687,691
                                                                                ----------------    ----------------
OPERATIONS:
         Net investment income (loss)                                                  (14,917)             80,462
         Net realized gain (loss) on investments sold                                3,881,030           3,648,561
         Net change in unrealized appreciation (depreciation) on investments           164,449            (368,123)
                                                                                ----------------    ----------------
         Net increase (decrease) in net assets resulting from operations             4,030,562           3,360,900

                                                                                ----------------    ----------------
DISTRIBUTIONS TO SHAREHOLDER FROM:
         Net investment income                                                         (41,186)           (158,133)
         Net realized gain on investments                                           (3,648,561)         (2,560,576)
                                                                                ----------------    ----------------
         Total distributions to shareholders                                        (3,689,747)         (2,718,709)
                                                                                ----------------    ----------------
CAPITAL SHARE TRANSACTIONS:
         Sale of shares                                                                187,894             613,444
         Reinvestment of distributions                                               2,684,379           1,811,255
         Redemption of shares                                                       (6,538,574)         (5,567,945)
                                                                                ----------------    ----------------
         Net increase (decrease) from capital share transactions                    (3,666,301)         (3,143,246)
                                                                                ----------------    ----------------
         Net increase (decrease) in net assets                                      (3,325,486)         (2,501,055)
                                                                                ----------------    ----------------
NET ASSETS, END OF PERIOD (INCLUDING LINE A)                                      $ 13,861,150        $ 17,186,636
                                                                                ----------------    ----------------
                                                                                ----------------    ----------------
(A) Accumulated undistributed net investment income (loss)                        $         --        $     41,186
                                                                                ----------------    ----------------
                                                                                ----------------    ----------------
SHARE TRANSACTIONS
         Sale of shares                                                                 20,314              66,732
         Reinvestment of distributions in shares                                       324,592             207,563
         Redemption of shares                                                         (693,796)           (605,228)
                                                                                ----------------    ----------------
         Net increase (decrease) in shares                                            (348,890)           (330,933)
                                                                                ----------------    ----------------
                                                                                ----------------    ----------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                       9

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Schroder U.S. Equity Fund
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

     Selected per share data and ratios for a share outstanding throughout each period:

                                                               For the Year Ended October 31,
                                                    ----------------------------------------------------

                                                     1997        1996         1995      1994      1993
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $  9.76     $  9.41      $  8.52   $ 11.28   $ 10.51
                                                    -------     -------      -------   -------   -------
Investment Operations
  Net Investment Income (Loss)                       (0.01)        0.04         0.07      0.04      0.05
  Net Realized and Unrealized Gain (Loss) on
     Investments                                       2.20        1.62         1.33    (0.27)      1.86
                                                    -------     -------      -------   -------   -------
Total from Investment Operations                       2.19        1.66         1.40    (0.23)      1.91
                                                    -------     -------      -------   -------   -------
Distributions From
  Net Investment Income                              (0.02)      (0.07)       (0.05)    (0.01)    (0.04)
  Net Realized Gain on Investments                   (2.11)      (1.24)       (0.46)    (2.52)    (1.10)
                                                    -------     -------      -------   -------   -------
Total Distributions                                  (2.13)      (1.31)       (0.51)    (2.53)    (1.14)
                                                    -------     -------      -------   -------   -------
Net Asset Value, End of Period                      $  9.82     $  9.76      $  9.41   $  8.52   $ 11.28
                                                    -------     -------      -------   -------   -------
                                                    -------     -------      -------   -------   -------
Total Return (a)                                     26.49%      19.45%       17.68%   (2.01)%    19.49%
Ratio/Supplementary Data
Net Assets at End of Period (in thousands)          $13,861     $17,187      $19,688   $18,483   $21,865
Ratios to Average Net Assets:
  Expenses including waiver of fees                   1.50%       1.40%        1.40%     1.31%     1.18%
  Expenses excluding waiver of fees                   1.68%       1.43%          N/A       N/A       N/A
  Net investment income (loss) including waiver
     of fees                                        (0.09)%       0.43%        0.78%     0.41%     0.51%
Average Commission Rate Per Share (b)               $0.0563     $0.0599          N/A       N/A       N/A
Portfolio Turnover Rate                              44.28%      56.80%       57.21%    27.43%    57.78%

------------------

(a) Total Returns would have been lower had certain expenses not been reduced during the period shown (see Note 5).

(b) For the fiscal years beginning on or after September 1, 1995, the Fund is required to disclose average commission per share paid to brokers on the purchase and sale of equity securities on which commissions are charged.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
Schroder U.S. Equity Fund
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS


NOTE 1. ORGANIZATION

         Schroder Capital Funds (Delaware) (the 'Trust') was organized as a Maryland corporation on July 30, 1969; reorganized as a series company on February 29, 1988, as Schroder Capital Funds, Inc. and reorganized on January 9, 1996, as a Delaware business trust. The Trust, which is registered as an open-end, management investment company under the Investment Company Act of 1940 (the 'Act'), currently has eight investment portfolios. Included in this report is the Schroder U.S. Equity Fund (the 'Fund'), a diversified portfolio that commenced operations on October 31, 1970. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Funds Investor Shares and Advisor Shares of beneficial interest without par value. As of October 31, 1997, only Investor Shares had been issued.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

         These financial statements are prepared in accordance with generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates.

         The following represent significant accounting policies of the Fund:

   SECURITY VALUATION

         Portfolio securities listed on recognized stock exchanges are valued at the last reported sale price on the exchange on which the securities are principally traded. Listed securities traded on recognized stock exchanges where last sale prices are not available are valued at the last sale price on the preceeding trading day or at closing mid-market prices. Securities traded in over-the-counter markets are valued at the most recent reported mid-market price. Short-term investments, having a maturity of 60 days or less, are valued at amortized cost which approximates market value. Prices used for valuations may be provided by independent pricing services. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees.

   CASH EQUIVALENTS

         The Fund considers all deposits and the related interest income in the Chase Money Market Account to be cash equivalents.

   INVESTMENT INCOME

         Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

   DISTRIBUTIONS TO SHAREHOLDERS

         Dividends and capital gain distributions, if any, are distributed to shareholders at least annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from generally accepted accounting practices. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.


--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
Schroder U.S. Equity Fund
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   FEDERAL TAXES

         The Fund intends to qualify and continue to qualify each year as a regulated investment company and distribute all of its taxable income. In addition, by distributing in each calendar year substantially all of its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

   EXPENSE ALLOCATION

         The Trust accounts separately for the assets and liabilities and operation of each Fund. Expenses that are directly attributable to more than one Fund are allocated among the respective Funds.

   REALIZED GAIN AND LOSS

         Security transactions are recorded on trade date. Realized gain and loss on investments sold are recorded on the basis of identified cost for both financial statement and federal income tax purposes.

NOTE 3. INVESTMENT ADVISORY AND OTHER SERVICES

   INVESTMENT ADVISER

         The investment adviser to the Fund is Schroder Capital Management International Inc. ('SCMI'). Pursuant to an Investment Advisory Agreement, SCMI is entitled to receive a fee for its services at the annual rate, payable monthly, of 0.75% of the first $100 million of the Fund's average daily net assets and 0.50% of the Fund's average daily net assets in excess of $100 million. SCMI voluntarily has undertaken to waive a portion of its fees in order to limit fees paid for the Fund's investment advisory services to 0.65% of its average daily net assets. This fee waiver cannot be withdrawn except by a majority vote of the Trustees of the Trust who are not affiliated persons (as defined in the Act) of the Trust. Prior to November 26, 1996, the

   total advisory fees paid by the Fund to SCMI represented an annual effective rate of 0.75% of the Fund's average daily net assets.

   SUBADMINISTRATOR

         The Trust has entered into a Subadministration Agreement with Forum Administrative Services, LLC ('Forum'). Under the Subadministration Agreement, Forum is entitled to receive a fee payable monthly at the annual rate of 0.10% of the Fund's average daily net assets. Prior to November 26, 1996, the Trust, SCMI and Schroder Fund Advisors Inc. had entered into a Subadministration Agreement with Forum Financial Services, Inc.(Registered) ('FFSI') that had substantially similar terms except payment for FFSIs services was made by SCMI and was not a separate expense of the Fund.

   TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

         The transfer agent and dividend disbursing agent for the Fund is Forum Financial Corp.(Registered) ('FFC'). The transfer agent is paid a transfer agent fee in the amount of $12,000 per year, plus certain other fees and expenses.

   OTHER SERVICE PROVIDERS

         FFC is the Fund's fund accountant. For its services to the Fund, FFC is entitled to receive from the Trust a fee of $36,000 per year plus certain additional charges.

--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
Schroder U.S. Equity Fund
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4. PURCHASES AND SALES OF SECURITIES

         The cost of securities purchased and the proceeds from sales of securities (excluding short-term investments) for the year ended October 31, 1997, aggregated $6,814,160 and $13,984,935, respectively.

         For federal income tax purposes, the tax basis of investment securities owned as of October 31, 1997 was $9,458,808 and the net unrealized appreciation of investment securities was $4,154,966. The aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost was $4,349,463, and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value was $194,497.

NOTE 5. WAIVER OF FEES


         SCMI voluntarily has waived a portion of its fee so that the Fund's total expenses would not exceed 1.50% of the Fund's average daily net assets on an annual basis. The expense limitation cannot be modified or withdrawn except by a majority vote of the Trustees of the Trust who are not affiliated persons (as defined in the 40 Act) of the Trust. Forum and FFC may waive voluntarily all or a portion of their fees, from time to time. For the years ended October 31, 1997 and 1996, SCMI waived fees of $28,422 and $4,355, respectively.

------------------------

SUPPLEMENTARY INFORMATION (UNAUDITED)

         A meeting of the Shareholders of the Schroder Capital Funds was held on December 9, 1997 at the offices of the Trust, 787 Seventh Avenue, New York, New York.

   PROXY VOTE

         The proxy had one proposal of which the following relate to the fund in this report.

   PROPOSAL 1.

         Election of Trustees. (For Shareholders of all Funds)

         Each nominee was elected by shareholders. The vote is listed below.

                                                               % OF TRUST
                                                    FOR          VOTED
                                                 ----------    ----------

Hon. David N. Dinkins........................    14,626,220       42.12%

Mr. Peter S. Knight..........................    14,626,220       42.12%

Ms. Sharon L. Haugh..........................    14,626,220       42.12%

         The Trustees have approved a change in the calculation of fees payable to the Trustees of the Trust effective November 1, 1997. Fees will be calculated and payable as follows: Trustees will receive an annual retainer of $11,000 for their services as Trustees of all open end investment companies distributed by Schroder Fund Advisors Inc., and $1,250 per meeting attended in person or $500 per meeting attended by telephone. Members of an Audit Committee for one or more of the investment companies will receive an additional $1,000 per year. Payment of the annual retainer will be allocated among the various investment companies based on their relative net assets. Payment of meeting fees will be allocated only among those investment companies to which the meeting relates.



--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
Schroder U.S. Equity Fund
--------------------------------------------------------------------------------

SUPPLEMENTARY INFORMATION (UNAUDITED) (CONTINUED)

   DISTRIBUTIONS

         For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The percentage of qualifying dividends eligible for corporate dividends received deduction is 70.74%.

         During the fiscal year ended October 31, 1997, the Fund distributed $3,062,947 in long term capital gain to shareholders.

--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
Schroder U.S. Equity Fund
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Schroder Capital Funds (Delaware) and Shareholders of Schroder U.S. Equity Fund:

     We have audited the accompanying statement of assets and liabilities of the Schroder U.S. Equity Fund (a separately managed portfolio of Schroder Capital Funds (Delaware)), including the schedule of investments, as of October 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Schroder U.S. Equity Fund as of October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                         Coopers & Lybrand L.L.P.

Boston, Massachusetts
December 19, 1997


--------------------------------------------------------------------------------
                                       15

TRUSTEES

Hermann C. Schwab
Peter E. Guernsey
John I. Howell
Clarence F. Michalis
Mark J. Smith

OFFICERS

Hermann C. Schwab
  Chairman of the Board
Mark J. Smith
  President
Mark Astley
  Vice President
Robert G. Davy
  Vice President
Margaret H. Douglas-Hamilton
  Vice President
Richard Foulkes
  Vice President
John Y. Keffer
  Vice President
Jane Lucas
  Vice President
Catherine A. Mazza
  Vice President
Michael Perelstein
  Vice President
Fariba Talebi
  Vice President
John A. Troiano
  Vice President
Ira L. Unschuld
  Vice President
Alexandra Poe
  Vice President
  Secretary
Thomas G. Sheehan
  Assistant Treasurer
  Assistant Secretary
Catherine S. Wooledge
  Assistant Treasurer
  Assistant Secretary
Barbara Gottlieb
  Assistant Secretary
Mary Kunkemueller
  Assistant Secretary
Gerardo Machado
  Assistant Secretary

INVESTMENT ADVISER
Schroder Capital Management International Inc.
787 Seventh Avenue, 34th Floor
New York, New York 10019

ADMINISTRATOR & DISTRIBUTOR
Schroder Fund Advisors Inc.
787 Seventh Avenue, 34th Floor
New York, New York 10019

CUSTODIAN
The Chase Manhattan Bank
Chase MetroTech Center
Brooklyn, New York 11245

TRANSFER AND DIVIDEND
DISBURSING AGENT
Forum Financial Corp.
Two Portland Square
Portland, Maine 04101

COUNSEL
Ropes & Gray
One International Place
Boston, Massachusetts 02110

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109

This report is for the information of the shareholders of the Schroder U.S. Equity Fund. Its use in connection with any offering of the Fund's shares is authorized only in case of a concurrent or prior delivery of the Fund's current prospectus.

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        Schroder
        U.S. Equity
        Fund


        ANNUAL REPORT


        October 31, 1997

        Schroder Capital Funds (Delaware)